UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                       -----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported) June 14, 2004
                                                          -------------





                            BEVERLY ENTERPRISES, INC.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

            Delaware                    1-9550                 62-1691861
 -------------------------------      -----------            ------------------
 (State or Other Jurisdiction of      (Commission           (I.R.S. Employer
         Incorporation)               File Number)           Identification No.)



          One Thousand Beverly Way
            Fort Smith, Arkansas                                  72919
   --------------------------------------                     -------------
  (Address of Principal Executive Offices)                      (Zip Code)


        Registrant's telephone number including area code (479) 201-2000




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                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 9.   Regulation FD Disclosure.

On June 14, 2004, Beverly Enterprises, Inc. (the "Company") issued a press release announcing that it intends to offer, subject to market and other conditions, up to $225 million in principal amount of Senior Subordinated Notes due 2014 (the "Notes"). The Company anticipates using the proceeds of the Notes to fund a tender offer for any and all of its $200 million aggregate principal amount of 9-5/8% Senior Notes due 2009, as previously announced. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.


Exhibit 99.1* - Press Release of Beverly Enterprises, Inc. dated June 14, 2004.

*Furnished with this document


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




                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 14, 2004             BEVERLY ENTERPRISES, INC.


                                  By: /s/ PAMELA H. DANIELS
                                     -------------------------------------------
                                  Name:   Pamela H. Daniels
                                  Title:  Senior Vice President, Controller and
                                          Chief Accounting Officer





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                                  EXHIBIT INDEX

Exhibit No.     Exhibit
-----------     -------
       99.1     Press Release of Beverly Enterprises, Inc. dated June 14, 2004.



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